FIRST AMERICAN FUNDS, INC.

Prime Obligations Fund

Prospectus Supplement dated April 21, 2016

This information supplements the First American Money Market Funds Prospectus dated October 30, 2015 for each share class of Prime Obligations Fund then in effect. Please retain this supplement for future reference.

The following is added under “Principal Investment Strategies” in the “Fund Summaries” section of the Prospectus:

The fund may invest more than 25% of its total assets in obligations of U.S. banks.

The following is added under “Principal Risks” in the “Fund Summaries” section of the Prospectus:

Banking Industry Risk – An adverse development in the banking industry (domestic or foreign) may affect the value of the fund’s investments more than if the fund were not invested to such a degree in the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal, regulatory and monetary policy and general economic cycles.

The following is added under “Investment Risks” in the “More about the Funds” section of the Prospectus:

Banking Industry Risk. An adverse development in the banking industry (domestic or foreign) may affect the value of the fund’s investments more than if the fund were not invested to such a degree in the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal, regulatory and monetary policy and general economic cycles. For example, deteriorating economic and business conditions can disproportionately impact companies in the banking industry due to increased defaults on payments by borrowers. Moreover, political and regulatory changes can affect the operations and financial results of companies in the banking industry, potentially imposing additional costs and expenses or restricting the types of business activities of these companies.

As previously disclosed in a supplement to the Prospectus dated April 1, 2016, the section entitled “Principal Risks – Repurchase Agreement Risk” in the “Fund Summaries” section of the Prospectus is replaced by the following:

Repurchase Agreement Risk — If the seller of a repurchase agreement defaults on its obligation to repurchase securities from the fund, the fund may incur costs in disposing of the securities purchased and may experience losses if the proceeds from the sale of the securities are less than the full repurchase price. Securities purchased by the fund under a repurchase agreement may include securities that the fund is not otherwise permitted to purchase directly, such as long-term government bonds, investment and non-investment grade corporate bonds, asset- and mortgage-backed securities, collateralized mortgage obligations, agency real estate mortgage investment conduits, and equity securities. The value of these securities may be more volatile or less liquid than the securities the fund is permitted to purchase directly, which increases the risk that the fund will be unable to recover fully in the event of the seller’s default.

FAF-PRIME-ALL